Exhibit 99.1

Exhibit 99.1

CORPORATE PRESENTATION

Developing Well-Differentiated Antibiotics

January 2016

PRABHAVATHI FERNANDES, PhD President and CEO

Forward Looking Statement

This presentation contains forward-looking statements regarding future events. These statements are just predictions and are subject to risks and uncertainties that could cause the actual events or results to differ materially. These risks and uncertainties include, among others: risks related to the costs, sources of funding, enrollment, timing, regulatory review and results of our studies and clinical trials and those of our strategic partners; our need to obtain additional funding and our ability to obtain future funding on acceptable terms; our ability to commercialize and launch whether on our own or with a strategic partner any product that receives regulatory approval; our anticipated capital expenditures and our estimates regarding our capital requirements; our and our strategic partners’ ability to obtain FDA and foreign regulatory approval of our product candidates; our dependence on the success of solithromycin and TAKSTA; the unpredictability of the size of the markets for, and market acceptance of, any of our products, including solithromycin and TAKSTA; our ability to produce and sell any approved products and the price we are able to realize for those products; our ability to retain and hire necessary employees and to staff our operations appropriately; the possible impairment of, or inability to obtain, intellectual property rights and the costs of obtaining such rights from third parties; our ability to compete in our industry; innovation by our competitors; and our ability to stay abreast of and comply with new or modified laws and regulations that currently apply or become applicable to our business. Please refer to the documents that we file from time to time with the Securities and Exchange Commission.

Cempra — Key Investment Highlights

Late-Stage Lead Product

Differentiated Product for High Unmet Needs

Large Market Opportunities

Efficient Path to Commercialization

Low-Risk Pipeline w/Near Term Catalysts

Strong Management Team

> Solithromycin has completed 2 pivotal Phase 3 trials

> Strong positive clinical data from both trials — safe and effective

> Submission of NDA and MAA for approval in US and EU is underway

> Solithromycin is a 4th generation macrolide — the first fluoroketolide

> Overcomes macrolide resistance that limits existing macrolides

> Class leading potency, broad spectrum of activity, convenient dosing

> Lead indication: Community Acquired Pneumonia (CABP) monotherapy

> Well-established market dominated by older therapies which have resistance issues, safety issues, and inconvenient dosing

> Highly concentrated target audience — 4% of docs write 40% of Rx’s

> Urgent need for new antibiotics well-recognized by docs, payors, regulators

> No branded competition — 100% share of voice

> Solithromycin: pipeline in a product with long-dated IP — pediatrics, pregnancy, STDs, biodefense, COPD, NASH, and more

> Taksta (ABSSSI P3 enrolling; BJI study to start Q1); other early stage programs

> Vast antibiotic experience in clinical, regulatory, and commercial

> Track record of success with major pharma and specialty pharma

Proven Management Team

Prabhavathi Fernandes, PhD *President & CEO*	• Azactam (Aztreonam) • Biaxin (Clarithromycin) • Dificid (Fidaxomicin)	Abbott A Promise for Life; Bristol-Myers Squibb
Mark Hahn, CPA *CFO*	• IPO and M&A • Athenix-Bayer CropScience • Charles & Colvard (CTHR) • E&Y	Athenix
David Moore, MBA *CCO*	• Levaquin (Levofloxacin) • Topamax (Topiramate) • Ultram (Tramadol) • Nucynta (Tapentadol)	Johnson & Johnson; tranzyme pharma
Gary Horwith, MD *EVP Regulatory*	• *S. aureus* vaccine • Abelcet (Amphotericin B)	Wyeth; Sequella Incorporated
David Oldach, MD *Chief Medical Officer*	• Viread (Tenofovir) • Combinations Against HCV	Gilead
David Pereira, PhD *SVP Chemistry*	• Injectable Penicillins • Dobutamine HCl Injection • Ranitidine Injection	Baxter; Catalent

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Cempra’s Late Stage Portfolio

PRODUCT CANDIDATE INDICATION FORMULATION PRECLINICAL PHASE 1 PHASE 2 PHASE 3

SOLITHROMYCIN

TAKSTA

FUSIDIC ACID

NON-ANTIBIOTIC

MACROLIDE

Community Acquired Bacterial Pneumonia (CABP)

Biodefense Use

Urethritis/Gonorrhea

Anti-Inflammatory/NASH

Anti-Inflammatory/COPD

Chronic Bone and Joint Infections

ABSSSI

Diabetic Gastroparesis and GERD

Oral Completed

IV-to-Oral Completed

Pediatric: Capsule/Suspension/IV

Oral/Suspension

Oral

Oral

Oral

Oral

Oral

NDA /MAA submission 1H 2016

NDA /MAA submission 1H 2016

Large Macrolide Market Opportunity

US COMMUNITY ANTIBIOTIC RXs Total = 264 M in 2013a

Beta-lactams (79M)

Macrolides (62M) Cephalosporins (39M)

Other Fluoroquinolones Antibacterials (36M) (28M) Tetracyclines/

Aminoglycosides

(21M)

Source: a IMS Health (Retail) AMR Hospital Data (Inpatient) b 2013 IMS New Prescription Audit

Azithromycin

Leading Macrolide

51M Rx’s in US in 2013b

Most Widely Prescribed Treatment for CABP / RTIs (Respiratory Tract Infections):

>60%

OF RTI MARKET

Broad Spectrum of Activity Good Safety Excellent Tissue / Intracellular Distribution Anti-Inflammatory Activity

IDSA / ATS CABP Guidelines

Healthy Outpatient Outpatient at Risk Inpatient Inpatient

of DRSP* Non-ICU ICU†

Macrolide Respiratory Beta-lactam‡ plus Beta-lactam plus

Or Fluoroquinolone Macrolide Azithromycin

Doxycycline Or Or Or

Beta-lactam plus Respiratory Beta-lactam plus

Macrolide Fluoroquinolone Fluoroquinolone

Or

Tigecycline

* Drug Resistant S. pneumoniae—Recent antimicrobials; comorbidities; Includes healthy patients in regions with high rates of macrolide resistance †Treatment of Pseudomonas or MRSA is the main reason to modify standard therapy for ICU

‡ Ceftriaxone, cefotaxime, amp/sulbactam, ertapenem, ceftaroline (from CMS list)

Mandell L, et al. Clin Infect Dis. 2007;44(Suppl 2):S27-S72; CMS list of antimicrobials.

Current CABP Therapies Have Use-Limiting Formulations and Safety Issues

2 Primary Options

1

Cephalosporin
(e.g. Ceftriaxone)

+

Macrolide
(e.g. Azithromycin)

2

Fluoroquinolone
(e.g., Levofloxacin, Moxifloxacin)

IDSA / ATS Recommends Broad Spectrum, Empiric Coverage

Issues

NO ORAL OPTION

- Requires IV Ceftriaxone AND **Hospitalization** →
- No Oral Switch Therapy Replacement

Hospitalization Issues

- Hospitalized CABP High Mortality Rate[1]
- Hospital-Acquired Infections Costs and Hazards [2]

SAFETY CONCERNS

- Treatment Failures from Resistant Strain Selection
- Kill Bowel Flora – Increased frequency of *C. difficile* Colitis
- Tendonitis, Achilles Tendon Rupture, Hepatotoxicity and Peripheral Neuritis, Retinal Detachment
- Not Approved for Use in Pediatrics
- No Longer Used in Several Countries

1 Freeman, MK. US Pharmacist. July 1, 2013
2 Magill, SS. And CDC and Emory Authors. NEJM 2014. 1198-1208, 2014

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Community Acquired Bacterial Pneumonia:

Prevalent, Deadly and Growing

Prevalent and Deadly

5-10M Cases Annually

– 1.1M Patients Hospitalized

#1 Cause of Death from an Infection 1

– More Deaths from Pneumococcal Infections in US than Breast or Prostate Cancer 2

Affects Young Children and the Old

Disproportionately

Growing

HOSPITAL DISCHARGES FOR PNEUMONIA 3

Appropriate Empiric Therapy Critical for Positive Outcomes

Multiple Pathogens (Pneumococcus Most Frequent)

1 Freeman, MK. CABP: A Primer for Pharmacists: US Pharmacist July 1, 2013

2 Xu, et al. Deaths: Final Data for 2007. Natl Vital Stat Rep. 2010;58:1-51.

3 Source: 2011 HCUP, ARHQ.gov

2,900,000

2,687,991 2,697,392 2,700,000 2,665,904

2,499,032 2,595,749 2,500,000 2,465,205

2,320,425 2,418,402

2,300,000

2,165,854 2,163,035 2,257,158

2,057,037

2,100,000 2,056,773 1,949,858 1,943,591 2,046,815

1,900,000

1,901,818 1,757,220 1,773,386 1,700,000

1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

Pneumococcal Resistance Drives Need for New Macrolide

% Resistance

AZITHROMYCIN

China**

96.4%

SOLITHROMYCIN*

28.0%*

48.0%***

70.5%*

0%

0%

0%

Europe North America Asia Europe North America Asia

MIC 90%

>1 >1 >1 0.06 0.25 0.5

(µg/mL)

* Morrissey, I. ECCMID 2014. Abstr. P1584

** Kim,SH , AAC, 2012 , 56: 1418-1426

***Jones, RN.DMID 2013; 75:107-109.

# AZ and Levo comprise majority of retail CABP Rx

## Retail Product Detail 2013


1%
2%
12%
38%
6%
8%
33%
Azithromycin
Levofloxacin
Amoxicillin
Amoxicillin/Clavulanic Acid
Ciprofloxacin
Cefdinir
Cephalexin
Others

| | 2009 | 2010 | 2011 | 2012 | 2013 |
|---|---|---|---|---|---|
| Scripts (MM) | 8.3 | 8.7 | 8.5 | 9.5 | 9.5 |
| **Retail Levofloxacin Use increasing for CABP and Bronchitis** | | | | | |
| **CABP** | **16.0%** | **18.5%** | **21.7%** | **25.0%** | **25.1%** |
| Bronchitis | 16.7% | 16.7% | 15.5% | 17.2% | 21.2% |

**Source: 2013 IMS NPA and NDTI**

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11

# Hospital Drug Usage by Days of Therapy
## Combo Therapy AZ, Ceft or Monotherapy Levo

CABP Antibiotic Days of Therapy Use



100%
80%
60%
40%
20%
0%
19%
21%
16%
9%
7%
6%
3%
19%
22%
21%
16%
9%
7%
5%
2%
18%
21%
21%
15%
9%
8%
3%
3%
20%
22%
21%
17%
9%
7%
3%
3%
18%
2H 2011
1H 2012
2H 2012
1H 2013
All Others
Cefepime Inj
Moxifloxacin Inj
Vancomycin Inj
Zosyn Inj
Levofloxacin Inj
Azithromycin Inj
Ceftriaxone Inj

- The US CABP hospital market is dominated by a few major players
  - Ceftriaxone, Azithromycin, Levofloxacin and Zosyn make up ~65-70% of the CABP hospital days of therapy

Source: AMR Days of Therapy, 2H 2011 – 1H 2013

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12

Solithromycin: 4th Generation Macrolide—The First Fluoroketolide

Currently Approved Macrolides

ERYTHROMYCIN

CLARITHROMYCIN

AZITHROMYCIN

SOLITHROMYCIN

= 3 Changes Made take Solithromycin

Interacts with Bacterial Ribosome at Three Sites – Resistance Rare and Could Only Occur If Mutations Occur at Three Distinct Sites

Solithromycin –

Spectrum of Activity That Addresses CABP Pathogens

Solithromycin Has Class-Leading Potency and Spectrum In Vitro Against CABP Pathogens

LEVOFLOXACIN or

GRAM ORGANISMS SOLITHROMYCIN AZITHROMYCIN CEFTRIAXONE MOXIFLOXACIN

Streptococcus

Positive ? ? ? ?

pneumoniae

Haemophilus

Negative ? ? ? ?

influenzae

Staphylococcus

Positive ? ? ? ?

aureus

Legionella

Atypical ? ? ? ?

pneumophila

Atypical Mycoplasma ? ?/ ? ? ?

pneumoniae

Chlamydophila

Atypical ? ? ? ?

pneumoniae

Azithromycin Monotherapy not used to Treat Moderate to Severe Pneumonia – Potency, Spectrum and Resistance Allow Use Only in Simpler Infections or Add-On To Ceftriaxone

Solithromycin - SOLITAIRE Phase 3 CABP Trials


Solitaire

SOLITAIRE-ORAL		SOLITAIRE-IV to Oral
• Blinded, Randomized 1:1, Global • Soli = 5 days; Avelox = 7 days	TRIAL DESIGN	• Blinded, Randomized 1:1, Global • 7 Days dosing for Soli and Avelox
Avelox (Moxifloxacin)	COMPARATOR	Avelox (Moxifloxacin)
860 (PORT II-50%, PORT III/IV-50%)	PATIENTS (CABP SEVERITY)	863 (PORT II-25%, PORT III-50%, IV-25%)
Early Response ITT (Non-Inferiority) Combined mITT (Non-Inferiority)	PRIMARY FDA ENDPOINT	Early Response ITT (Non-Inferiority) Combined mITT (Non-Inferiority)
Microbial ITT; Safety; SFU	SECONDARY FDA ENDPOINT	Microbial ITT; Safety; SFU
Top-Line Data Announced Jan 2015	STATUS	Top-Line Data Announced Oct 2015

1H 2016 NDA /MAA submissions expected to complete

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# Solitaire-Oral Phase 3 Trial:
# ECR-ITT Results Sub-Grouped To Demonstrate Efficacy in Older Age Groups

| Population | SOLITHROMYCIN Success Rate % | MOXIFLOXACIN Success Rate % | Delta (CI) |
|---|---|---|---|
| **ECR-ITT** | 78.2 (333/426) | 77.9 (338/434) | +0.24 (-5.5, 6.1) |
| **ECR-PORT III/IV** | 75.9 (164/216) | 74.9 (158/211) | +1.04 (-7.6, 9.7) |
| **ECR-Age 65-74** | 75.3 (70/93) | 73.0 (54/74) | +2.30 (-12.3, 16.9) |
| **ECR-Age ≥ 75** | 83.9 (52/62) | 69.8 (44/63) | +14.03 (-2.1, 30.2) |



Favors Moxifloxacin
Favors Solithromycin
-12 -10 -8 -6 -4 -2 0 2 4 6 8 10 12
Treatment difference

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Solitaire-IV Phase 3 Trial:

Non-Inferiority for All FDA Primary Objectives Demonstrated

SOLITHROMYCIN MOXIFLOXACIN

Population Success Rate % Success Rate % Difference 95% CI

ECR – ITT Population

79.3 79.7 -0.46(-6.1, 5.2)

(1o objective)

ECR – mITT*

Pooled P3 Studies 77.2 78.9 -1.70(-7.4, 4.2)

(Co-1o objective)

SOLITHROMYCIN MOXIFLOXACIN

Population Success Rate % Success Rate % Difference 95% CI

ECR – mITT*

(2o objective) 80.3 79.1 1.26(-8.1, 10.6)

* mITT: microbiological ITT population—patients in ITT population, in whom a pathogen was identified

Solitaire-IV Phase 3 Trial: Secondary FDA Objective

Success at SFU

SOLITHROMYCIN MOXIFLOXACIN

Population Success Rate % Success Rate % Difference 95% CI

SFU—ITT 84.6 88.6 -4.02(-8.8, 0.8)

SFU-ITT—PORT III/IV * 85.7 88.0 -2.32(-7.8, 3.1)

* EMA Primary Objective, and non-inferiority was demonstrated

SFU-CE **, All PORT (FDA) 87.6 92.8 -5.2(-9.6, -0.8)

SFU-CE **, PORT III/IV 88.0 92.3 -4.3(-9.4, 0.8)

** Modified CE-SFU population, censoring patients with study drug interruption due to delayed drug distribution issues (n=5, 2 with PORT II and 3 with PORT III/IV CABP). In this population, solithromycin was NI to moxifloxacin, among PORT III/IV patients…a primary endpoint for EMA.

Comparable Efficacy Rates in SOLITAIRE-IV and SOLITAIRE-Oral

SOLITAIRE-IV SOLITAIRE-Oral

Population Success Rate % Success Rate %

SFU-ITT (All PORTs) 84.6 84.5

SFU-ITT PORT II 81.1 86.2

SFU-ITT PORT III/IV 85.7 82.9

SFU-CE (All PORTs) 86.4 88.1

SFU-CE PORT II 84.4 89.3

SFU-CE PORT III/IV 87.1 87.0

Intravenous Infusion Tolerability

The number and treatment days of patient infused with solithromycin and moxifloxacin was approximately the same

– I95 (22%) solithromycin patients received 7 days of IV doses and 181 (42%) received 4 or more infusions

Solithromycin Moxifloxacin

Infusion related adverse events occurred more frequently among solithromycin patients as expected for a macrolide

Majority of these were mild and only 10 patients discontinued the study because of pain

# of Patients

140 133 121 120

109

95 100

80 71

61

60 5453 51 47

40

27 20

20 12 10

0

1 2 3 4 5 6 7

Number of Days of IV Therapy

Mild AEs Moderate AEs Severe AEs

# of Infusions

350 300 250 200 150 100 50 0

Mild AE: 17.6% Moderate AE: 2.5% Severe AE: 0.5%

Solitaire-IV Phase 3 Trial: Non-infusion-related Treatment Emergent

Adverse Events (>2%)

Solithromycin Moxifloxacin

400 mg QD (800 mg 400 mg QD

first oral dosing day)(n=426)

(n=432)

Diarrhea * 4.4% 5.9%

Headache 3.5% 4.2%

Nausea 3.2% 1.6%

Hypokalemia 2.5% 2.1%

Dizziness 2.5% 1.2%

Insomnia 2.1% 1.2%

Hypertension 1.4% 2.3%

* Not included in the diarrhea definition is 1 patient with C. difficile associated diarrhea, who received moxifloxacin (2 patients on moxifloxacin in the Oral study also had C. difficile colitis)

AEs of ‘pneumonia’ or CAP are captured under efficacy assessments

Solitaire-IV Phase 3 Trial: Reasons for Discontinuation of Study Drug

Solithromycin

400 mg QD (800 mg Moxifloxacin

first oral dosing day) 400 mg QD

(n=432)(n=426)

Premature Discontinuation of Study Drug due to AEs – 3.5% 3.6%

other than infusion related reactions

Allergic and Cutaneous Events 0.7% 1.2%

Blood and Lymphatic Disorders 0 0.5%

Cardiac Disorders (Atrial fibrillation, cardiac arrest) 0.5% 0.9%

Gastrointestinal Disorders 0 0.2%

Infections (empyema, TB, CAP, sepsis, pyelonephritis) 1.2% 0.9%

Investigations (abnormal lab or ECG findings) 0.7% 0.5%

Nervous System Disorders (dizziness) 0.2% 0

Psychiatric Disorders (psychosis) 0.2% 0

Renal Disorders (acute renal failure) 0 0.2%

Respiratory Disorders 0.5% 0.5%

Solitaire Trials: Treatment Emergent ALTs

Solitaire – IV to Oral Solithromycin Moxifloxacin

(N=432)(N=426)

ALTs Grade 3 8.3% 3.4%

Grade 4 0.7% 0.5%

Solitaire – Oral Solithromycin Moxifloxacin

(N=424)(N=432)

ALTs Grade 3 4.6% 2.1%

Grade 4 0.5% 1.2%

Above solithromycin ALTs elevations were asymptomatic and reversible while on study drug or within study period

No patient had solithromycin associated concomitant ALT and bilirubin increases- No patient met Hy’s law criteria

Macrolide class effect on ALT:

Azithromycin IV label: 4-6% ALT increases + 1-3% bilirubin increase

Most antibiotics can cause ALT increases

Dalbavancin (NDA 3/2014)

ALT 3X ULN : 4.0% ALT 5X ULN : 0.9%

ALT 10X ULN: 0.5%

Ceftriaxone (Commonly used IV drug in CABP)

ALT >3X ULN: 3.1% (From the Teflaro CABP NDA)

Solitaire-IV – Patients who had ALT and/or AST elevations >5xULN

ALT and AST concentrations measured on days 0, 4 and 7 and day 12-17 (SFU)

Upper normal limit

Days of Dosing

ASTs

ALTs

IU/L

Clearly shows normalization of

ALT and AST values by the end of treatment or soon after treatment

ALT and AST increases are asymptomatic and transient with no concomitant increased bilirubin

Solitaire FDA and EMA Submissions: Conclusion

Oral—FDA and EMA Primary and Secondary Objectives and Endpoints Were Met

IV—Primary and Secondary Objectives and Endpoints were met.

One endpoint, secondary for FDA and co-primary for EMA is met with modification

We believe we have a strong data package for submission to the FDA and the EMA for Solithromycin Oral and IV formulations for CABP

This is the first antibiotic that has been shown to be non-inferior to a fluoroquinolone in CABP

Rolling NDA—Fast Track and Priority review (QIDPs) designations received from FDA

NDA and MAA submissions are expected to be completed by the end of 1H 2016

Solithromycin May Have Potential In a Broad Range of Indications

CABP

Primary Indication

RESPIRATORY TRACT INFECTIONS (RTI)

Hospital-Acquired Pneumonia, Simple RTIs such as Pharyngitis, Acute Exacerbation of Chronic Bronchitis (AECB)

ANTIBACTERIAL AND ANTI-INFLAMMATORY

COPD, Cystic Fibrosis, NASH

Special Populations

BARDA Funded

PEDIATRICS AND PREGNANCY

No Pediatric Drug with Broad Potential in Development

Infections in Pregnancy –Neonatal Sepsis

Infections in Utero –Premature, Cerebral Palsy, Autism

Biodefense

BARDA Funded

MULTIPLE UNIDENTIFIED PATHOGENS

Anthrax, Tularemia

Sexually Transmitted Diseases

GENITAL INFECTIONS (GONORRHEA AND CHLAMYDIA)

Major Public Health Crisis –Multi Drug Resistance, No Oral Therapy

GI & Others Ophthalmic

OTHER INFECTIONS

Helicobacter Gastritis, Tick and Insect Borne Diseases ,

Ophthalmic drops –eye infections and blepharitis

Solithromycin Phase 3 Trial: Gonorrhea

BACKGROUND / RATIONALE

- Gonorrhea: World's 2nd Most Common Communicable Disease: 800K US; 500M Globally/Year
- Drug Resistant Gonorrhea Considered Urgent Public Health Issue: CDC "Emergency Need"
- Current Intramuscular-Only Treatment Precludes "Brown Bag" Treatment of Partners

Solithromycin Was 100% Effective in All Culture-Proven Cases of Gonorrhea in a Phase 2 Trial

INDICATION	FORMULATION	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3
Urethritis / Gonorrhea	Oral				

TRIAL DESIGN	Single Dose of Solithromycin (1000 mg Oral)
COMPARATOR	Ceftriaxone 500 mg Intramuscular Injection + Azithromycin 1000 mg Oral
PATIENTS (n)	300 Patients with Gonorrhea (with or without Chlamydia)
PRIMARY ENDPOINT	Culture Negative at 7 Days (TOC)
SECONDARY ENDPOINT	Eradication of Gonorrhea and Chlamydia, and Safety and Tolerability
STATUS	Study being expanded for women and children with NIAID - NDA expected to be submitted after CABP

1 Unemo, M. Antimicrob. Agents Chemother 2012, 56: 1273-1280

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Clinical development for Pediatric Use

First antibiotic in over 2 decades being developed for use intravenously or orally as a capsule or as a suspension formulation – dosing flexibility

Enrollment in Phase 1b is proceeding well. Ages 0-

17 being enrolled

Phase 2/3 – pivotal trial is expected to initiate in

Dec 2015 – Mostly funded by BARDA

~ 55MM pediatric antibiotic prescriptions annually in the US for all indications*

~ 23% were for azithromycin*

Source: http://pediatrics.aappublications.org/content/130/1/23.full.pdf+html

Chronic Obstructive Pulmonary Disease (COPD)

COPD is a leading cause of morbidity and mortality in the USA—requiring chronic therapy and acute exacerbations lead to frequent hospitalizations

~13 MM US adults are diagnosed with COPD*; and 10MM chronic bronchitis*

Most guidelines recommend antibiotic regimens for moderate to severe exacerbations likely caused by bacterial infection.

Macrolides are used chronically in COPD for Anti-inflammatory Effects (Alberts and COPD network. NEJM Azithromycin for prevention of exacerbation of COPD: NEJM 2011, 365: 189-698)

Solithromycin has strong anti-inflammatory activity in addition to antibacterial properties

In the Solitaire Oral Phase 3 trial, Solithromycin demonstrated greatest efficacy relative to Moxifloxacin in the elderly and among patients with history of COPD or asthma

Phase 2 study in COPD enrolling

;

*American Lung Association fact Sheet, May 2014. ** Global Initiative for Chronic Obstructive Lung Disease . Global strategy for diagnosis, management, and prevention of COPD (http://www.goldcopd.org/guidelines-global-strategy-for -diagnosis-management.html).

Cempra Believes It Can Successfully Launch Solithromycin

There is a recognized urgent need for a new antibiotic with solithromycin’s profile

IV/PO formulations allow for inpatient and, importantly, outpatient focus at launch

A select group of providers write a disproportionate share of AZ and LEVO CABP prescriptions—

Solithromycin is not a chronic PPI, statin, that requires thousands of sales representatives

Acute CABP prescriptions are not actively managed by 3rd party payors

Cempra window to own 100% share of voice of the branded antibiotic CABP market is a unique opportunity

Based on previous product launches in the CABP category we expect the price to be in the hundreds of dollars and not in the thousands—we expect to be a favorable formulary tier with reasonable patient co-pays

Plans for Solithromycin

Commercialization

Disease Awareness Campaign

Profile Key Accounts and Influencers

Segmentation to Prioritize Opportunity

Medical Education

PRE- LAUNCH

CABP LAUNCH

Continue to Build Brand Awareness Promotional Campaign Aligned to New Indications Expanded Physician Specialty Reach

EXPANDED RTIs

and OTHER INDICATIONS

Partnerships / Direct to:

– ER Docs / Hospitalists / Pulmonologists

– ID Specialists

– Pharmacists

– GPs in Urgent Care

Targeted Sales Team Can Address High Volume Prescribers Hospital and Managed Care Formulary Plans Med Ed Campaign

Results from recent quantitative Market Research PULM, ID, PCP

What is your current level of satisfaction with current CABP treatments?

- 66% Somewhat Satisfied, 17% Very Satisfied

If you were told that macrolide resistance to SP has reached 50%, would you seek an alternative treatment?

- 96% Yes

Are you concerned with safety of fluoroquinolones (levofloxain/moxifloxacin)?

- 65% Yes

Source: Instar Market Research, N = 120

A very small group (4%) writes a disproportionate share of AZ and LEVO CABP prescriptions (40%)

CABP Volume (AZ + LEVO TRxs)

40%

60%

% TRx Prescribed by Top Deciles 7-10 % TRx Prescribed by Deciles 1-6

4% of Prescribers (34,927)

Out of a total of 803,717

PRESCRIBE

40% of AZ/LEVO CABP

TRxs

SOURCE: IMS Deciler Prescriber Level Data, Time Period: Moving Annual Total (MAT) FEB 2015.

Market Definition: Azithromycin and Levofloxacin. Excluded Specialties: Gastroenterology, Urology, Dentistry, Pediatrics, Obstetrics, Gynecology.

AZ and LEVO CABP prescribers by decile

% of Rx 20% 40% 60% 80%

# of Prescribers 10,865 34,927 78,007 160,755

Distribution of Prescribers by Decile

4% of prescribers (35k) write 40% of azithromycin and levofloxacin CABP volume

# Prescribers

# Prescribers Avg. CABP TRx/HCP/Yr

SOURCE: IMS Deciler Prescriber Level Data, Time Period: MAT FEB 2015.

Market Definition: Azithromycin and Levofloxacin. Excluded Specialties: Gastroenterology, Urology, Dentistry, Pediatrics, Obstetrics, Gynecology.

Avg. TRx

600,000 500,000 400,000 300,000 200,000 100,000 0

145

76

53

39

7

16 11

29 22 83,539

49,027 24,628 33,721 7,112 10,210 13,852 18,452 3,753

10 9 8 7 6 5 4 3 2 1

1

559,423

175 150 125 100 75 50 25 0

Broad IP Protection with Long Patent Runway

SOLITHROMYCIN

Polymorph Patent to 2032

New Chemical Entity (NCE) to 2025

Patent Term Extensions for CABP (Primary Indication) will be Requested

Taksta™ (Fusidic Acid)

An ORAL Antibiotic for MRSA Infections

Being Developed for ABSSSI and for CHRON

Use in Bone and Joint Infections in the U.S

INDICATION FORMULATION PRECLINICAL PHASE 1 PHASE 2 PHASE 3

Chronic Bone and Joint

Oral

TAKSTA Infections

FUSIDIC ACID

ABSSSI Initiated Dec 2015 Oral

Taksta Highlights

What is Taksta?

Cempra’s Proprietary Fusidic Acid Dosing Regimen

40 Years of Safety and Efficacy in Acute and Chronic Oral Use in Staph Infections (Including MRSA) Ex-U.S.

Unique Structure, No Known Cross Resistance with Any Other Antibiotic

CLINICAL TRIALS

Well Tolerated in ABSSSI Phase 2 Study; No Resistance Observed

Phase 2 PJI Study Data Reported

Phase 3 study for ABSSSI and exploratory refractory BJI study

– ABSSI P3 initiated Q4 2015

– Expect to initiate BJI in Q1 2016

REGULATORY

QIDP granted for ABSSSI – Exclusivity and priority review

Orphan Drug Designation for PJI Granted by FDA (Oct. 2013)

– Request pending for Orphan Designation for refractory BJI

Significant Need for Refractory Bone and Joint Infection (BJI)

Treatment

The Need

TakstaTM Compassionate Use

Total Joint and Hardware Procedures – 3,286,000/Year 1, 2

– 200,000 Hip Replacements; 550,000 Knee Replacements in 2007 3

– 1% of Hips and 2% of Knees Develop PJI’s 3

Potential Use in Osteomyelitis, Septic Arthritis, and Diabetic Foot

BEFORE

AFTER (2 Weeks)

Osteosarcoma Patient Scheduled for Amputation After All Other IV and Oral Antibiotics Failed

Oral Taksta Showed Significant Healing After 2 Weeks

Drug Well-Tolerated for Many Years

1 Life Science Intelligence market research report.

2 Life Science Intelligence market research report.

3 Del Pozo J.L. & Patel R. NEJM 361: 787794, 2009

U.S. Markets for Large Replacement Technologies in 2012. March, 2012.

U.S. Markets for Small Joint Implants and Hardware for the Extremities. January, 2012.

Strong IP Protection with Long Patent Runway

TAKSTA

Loading Dose Patent to 2029

(Plus Patent Term Extensions)

12 Years of Statutory Protections

Possible (7 yrs Orphan Drug + 5 yrs GAIN)

CEMPRA’S LOADING DOSE

Concentration (mg/L)

European Dosing

EU Dose 500 mg dose

Cempra dose 1200 mg Q12h Day followed by 600 mg Q12h

Time (hrs)

150 125 100 75 50 25 0

0 24 48 72 96 120

Projected 2016 Milestones

1Q 16: Taksta: Initiate exploratory trial for refractory BJI

1Q 16: Solithromycin: Initiate global Phase 2/3 Pediatrics pivotal trial—mostly

BARDA funding

1H 16: Complete NDA submissions to FDA for Solithromycin Oral capsules and IV formulation

1H 16: Complete MAA submissions to EMA for Solithromycin Oral capsules and IV formulation

EOY 16: Solithromycin: Complete Phase 1b—Pediatrics. All formulations

EOY 16: Complete enrollment in Phase 2 NASH Trial

EOY 16: Complete enrollment in Phase 2 COPD Trial

Additional Information

Characteristics of Solithromycin Summarized Relative to Published Azithromycin Data

Solithromycin Is Being Developed as Oral Capsules, Pediatric Oral Suspension and Intravenous Formulations

ACTIVITY

4-16 Fold More Potent in vitro

Active Against Azithromycin-resistant Strains

Bactericidal for Many Pneumococcus

Stronger Anti-inflammatory Effects

PK

Best Oral Bioavailability

No Trailing Blood Levels

Better Intracellular Activity

Better Amniotic Fluid and Fetus Exposure

DRUG STABILITY

More Stable – No Cladinose in Solithromycin

Ready to Use IV Bags in Development

Ophthalmic Solutions Stable

TOLERABILITY / SAFETY & EFFICACY

Better Tolerated (Less Nausea)

Safer – Negative QT, no Tinnitus.

Monotherapy

Current Oral/IV CABP Treatments

Macrolide (Azithromycin) – Preferred*

Spectrum targeted to respiratory pathogens

Excellent Tissue / Intracellular Distribution

Anti-Inflammatory Activity

Good Safety

Not known to cause C. difficile colitis

Azithromycin-resistance has driven the use of fluoroquinolones

* But not used in monotherapy to treat moderate to severe pneumonia

Fluoroquinolone – Not Preferred

Effective but spectrum is too broad – kills intestinal bacteria

Causes C. difficile colitis

Tendonitis, Achilles Tendon Rupture

QT – cardiac effects—moxifloxacin

Retinal Detachment

Not Approved for Use in Pediatrics

No longer used for CABP in UK, Australia

Accepted Macrolide Class Effects

Solithromycin is a macrolide like azithromycin and has all the beneficial effects of a macrolide AND has activity against resistant strains

Solithromycin is a macrolide and has some side effects common to all macrolides

Clinical effect Azithromycin Solithromycin

(from package(from clinical

insert) studies)

ALT (liver enzymes) Yes Yes

QT Yes No

Tinnitus Yes No

Pain on injection Yes Yes

GI effects Yes Yes

Telithromycin (Ketek):

Proposed mechanism for its side-effects- Biology Reflects Chemistry

Nicotine

Nicotine binds and activates nicotinic acetylcholine receptors in the eye, muscle, liver and brain

Pyridine is an analog of nicotine and can act as an antagonist resulting in blocking the activity of these receptors

Telithromycin has a pyridine ring and antagonizes nACh receptors

Telithromycin

Telithromycin inhibits receptors required for visual accommodation, muscle function and hepatic protection while solithromycin does not inhibit these receptors significantly

Bertrand, D. AAC. 2010; 54:5399-5402

Chemical Differentiation from Ketek

Telithromycin

vs.

Solithromycin

Pyridine=

Nicotinic acetylcholine receptor antagonist – Visual, muscle and liver effect

Imidazole= Metabolically unstable Less bioavailable drug

Aminophenyl = No pyridine effect Increased potency

Fluoro =

Third ribosome binding site = Activity against resistant strains

1,2,3-triazole ring = Improved stability

Mechanism of Telithromycin (Ketek) Liver Injury

Telithromycin's hepatic adverse events are not correlated with ALT or AST increases

Liver biopsy from patients with liver injury showed centrilobular necrosis and eosinophilic infiltration strongly suggestive of hypersensitivity type related liver injury

(FDA Briefing Package Anti-infective Drugs Advisory Committee, 2003)

Daniel Bertrand, Ph.D. has demonstrated that the alfa-7 nACH receptor is inhibited 98% by telithromycin

(Bertrand, D. AAC. 2010; 54:5399-5402)

Kevin Tracy, MD, and others have demonstrated conclusively the role of alfa-7 nACh ininhibiting cytokine release, such as TNF-α in the liver. Disrupting this autonomic response results in FAS activation and apoptotic cell death in the liver

(Wang, H. *et al*. Nature, 421: 384-388, 2003)

[47]

cempra

Change in Heart Rate, SOLITAIRE-IV

Mean Heart Rate by Day, Vital Signs

Change in Mean Heart Rate by Day, Vital Signs

In patients with CABP (elderly, hypoxia, anemia, fever, baseline tachycardia) heart rates decline similarly with either therapy

Infusion Pain Is a Macrolide Class Effect

Infusion site AE’s were reported in 335 out of 1625 total solithromycin infusions – 20.7 % rate

Reported AE severity:

– 17.6 % reported as mild

– 2.5 % reported as moderate

– 0.5 % reported as severe

2000

1500

Number 1000 Infusion 500

0

All Infusions Mild AEs Moderate AEs Severe AEs

Out of 10 drop outs:

Four were PORT 2, had only 1 infusion and reported one mild reaction before discontinuing (who will be more likely to be treated orally), and 1 patient had 2 infusions.

Azithromycin, older macrolides and many injectable antibiotics are associated with infusion site reactions

Broad Hospital and Community RTI Indications for Macrolides

Respiratory Tract Infections (Including CABP)

HOSPITAL

Days of Therapy (2013) a

COMMUNITY

Rxs Written (2013)

35

~29M Days

30 25 20 15

10 ~6M Days

5

~420k Days

0

CABP Bronchitis Sinusitis

#1 RTI

for Hospital Days

Treatment Failure from Resistance to Generic Antibioticsb

Hospitalizations

40

~34M

35

~28M ~28M

30 25 20

~13M

15 ~10M

10 5 0

Sinusitis Otitis Media Bronchitis Pharyngitis CABP

100M+ Rxs

(10x Hospital Volume)

a AMR Hospital Data, IMS NPA and NDTI b Reynolds et al. Antimicrobial Resistance and Infection Control, 2014: 3:16

Emergency Department Data

In 2012, there were 3.7MM pneumonia & influenza and 10MM acute respiratory infection ED visits;

About half of pneumonia & influenza visits to the ED were admitted, whereas the vast majority of non-pneumonia visits were discharged home

Pneumonia &

Acute Respiratory Infections

Influenza

Total ED Visits 3.7MM 10.0MM

ED Visits with Admission 2.1MM (56%) 0.5MM (5%)

ED Discharges 1.6MM (44%) 9.6MM (95%)

Source: HCUP (2012); Note: data likely does not capture 24-hour freestanding urgent care centers

Pricing

With data from 2 Phase 3 trials we are finalizing the Target Product Profile

Price will be decided based on the projected market penetration and the profile of IV and oral products

Based on previous product launches in the CABP category we expect the price to be in the hundreds of dollars and not in the thousands

There has been general acceptance of this strategy by Advisory boards with key Payors

Using this strategy we expect to be a favorable formulary tier with reasonable patient co-pays

Targeted to get utilization of the CABP prescriptions of levofloxacin and azithromycin and COPD, CF and other patients who truly need an antibiotic

Solithromycin: Potential Makings of a Successful Antibiotic

To be Available in ALL DOSE FORMULATIONS

ALL AGES

MONOTHERAPY

SAFE and EFFECTIVE

MANY INDICATIONS

Affecting

MANY PATIENTS

IV, Oral,

Suspension

Newborn

Through Geriatric

Good

Stewardship

Community and Hospital